                                                                     EXHIBIT 6

                           TRANSCANADA CORPORATION

                            450 - 1st Street S.W.
                           Calgary, Alberta, Canada
                                   T2P 5H1

                   CERTIFICATION OF CHIEF EXECUTIVE OFFICER
                     REGARDING PERIODIC REPORT CONTAINING
                             FINANCIAL STATEMENTS

I, Harold N. Kvisle, the Chief Executive Officer of TransCanada Corporation (the "Company"), in compliance with 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, hereby certify, in connection with the Company's Quarterly Report as filed on Form 6-K for the period ended December 31, 2003 with the Securities and Exchange Commission (the "Report"), that:

1. the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                            /s/ Harold N. Kvisle
                                            -----------------------
                                            Harold N. Kvisle
                                            Chief Executive Officer
                                            January 26, 2004